EXHIBIT 24(b)5(a)

                                                         NOT FOR USE IN NEW YORK

(JOHN HANCOCK (R) LOGO)
    JOHN HANCOCK ANNUITIES

                                  Address: P.O. Box 55230, Boston, MA 02205-5230
            Overnight mailing address: 601 Congress Street, Boston MA 02210-2805
                           Home Office: Bloomfield Hills, MI Phone: 800-344-1029
                                                Web Address: www.jhannuities.com

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Application for Venture Freedom(R)
with full Access Option

Flexible Payment Deferred Variable Annuity Application

-    Payment or original exchange/transfer paperwork must accompany Application

-    Include any state required Replacement Forms

APPVIS0507                                                           0807:602110

1.   ACCOUNT REGISTRATION

     APPLICATION SOLICITED IN THE STATE OF _________

     A. NON-QUALIFIED (select only one ownership type)
     [ ]   Individual   [ ]   Trust   [ ]   Corporation
     [ ]   UGMA/UTMA    [ ]   Charitable Remainder Trust
     [ ]   Other _________________________________________

     B. QUALIFIED (select only one plan type)
     [ ]   Traditional IRA, Tax year________   [ ]   Inherited/Beneficiary IRA
     [ ]   Roth IRA, Tax year________          [ ]   403(b) Non-ERISA
     [ ]   SEP IRA                             [ ]   403(b) ERISA
     [ ]   SIMPLE IRA                          [ ]   Individual 401(k)
     [ ]   Other _________________________

2.   PURCHASE PAYMENT (minimum $25,000)

     PAYMENT OR ORIGINAL EXCHANGE/TRANSFER PAPERWORK MUST ACCOMPANY APPLICATION.

     A. DIRECT PAYMENT/AMOUNT $_____________
     [ ]   Check payable to John Hancock Life Insurance Company (U.S.A.)
     [ ]   Wire contact us for wiring instructions

     B. TRANSFER/ESTIMATED AMOUNT (include transfer paperwork)
     [ ]   Non-qualified 1035 Exchange $_____________
     [ ]   Qualified Direct Transfer $_______________
     [ ]   Qualified Rollover from another carrier $____________

3.   OWNER   [ ]   Male   [ ]   Female   [ ]   Trust/Entity

     ___________________________________________________________________________
     Owner's Name (First, Middle, Last or Name of Trust/Entity)

     ___________________________________________________________________________
     Mailing Address

     ___________________________________________________________________________
     City, State, Zip

     ___________________________________________________________________________
     Residential Address (Required if different from mailing or address is PO Box)

     ________ ________ ________   ______________________________________________
     Date of Birth (mm dd yyyy)   Social Security/Tax Identification Number

     ___________________________________________________________________________
     Client Brokerage Account Number

CO-OWNER   [ ]   Male   [ ]   Female   [ ]   Trust/Entity

     ___________________________________________________________________________
     Co-owner's Name (First, Middle, Last or Name of Trust/Entity)

     ___________________________________________________________________________
     Mailing Address

     ___________________________________________________________________________
     City, State, Zip

     ___________________________________________________________________________
     Residential Address (Required if different from mailing or address is PO Box)

     ________ ________ ________   ______________________________________________
     Date of Birth (mm dd yyyy)   Social Security/Tax Identification Number

4.   ANNUITANT (if different than owner)   [ ]   Male   [ ]   Female

     ___________________________________________________________________________
     Annuitant's Name (First, Middle, Last or Name of Trust/Entity)

     ___________________________________________________________________________
     Mailing Address

     ___________________________________________________________________________
     City, State, Zip

     ___________________________________________________________________________
     Residential Address (Required if different from mailing or address is PO Box)

     ________ ________ ________   ______________________________________________
     Date of Birth (mm dd yyyy)   Social Security/Tax Identification Number

CO-ANNUITANT (if different than co-owner)   [ ]   Male   [ ]   Female

     ___________________________________________________________________________
     Co-annuitant's Name (First, Middle, Last or Name of Trust/Entity)

     ___________________________________________________________________________
     Mailing Address

     ___________________________________________________________________________
     City, State, Zip

     ___________________________________________________________________________
     Residential Address (Required if different from mailing or address is PO Box)

     ________ ________ ________   ______________________________________________
     Date of Birth (mm dd yyyy)   Social Security/Tax Identification Number

5.   BENEFICIARY/IES (Total % of proceeds to primary beneficiaries must equal 100% and total % of proceeds to contingent beneficiaries must equal 100%)

     IF THERE ARE CO-OWNERS, THE SURVIVING OWNER IS THE PRIMARY BENEFICIARY. CONTINGENT BENEFICIARY(IES) RECEIVE PROCEEDS ONLY IF PRIMARY BENEFICIARY(IES) PRE-DECEASE THE OWNER. IF YOU WISH TO RESTRICT THE DEATH PAYMENT OPTIONS FOR YOUR BENEFICIARY(IES), PLEASE COMPLETE THE SEPARATE RESTRICTED BENEFICIARY FORM. IF YOU HAVE ADDITIONAL BENEFICIARIES, PLEASE USE THE REMARKS SECTION 8 TO CONTINUE.

BENEFICIARY #1: [X] PRIMARY

 _________% of proceeds [ ] Male [ ] Female [ ] Trust/Entity

________________________________________________________________________________
Primary Beneficiary's Name (First, Middle, Last or Name of Trust/Entity)

________________________________________________________________________________
Relationship to Owner

_______ _______ __________   ___________________________________________________
Date of Birth (mm dd yyyy)   Social Security/Tax Identification Number

BENEFICIARY #2: [ ] PRIMARY [ ] CONTINGENT

 _________% of proceeds [ ] Male [ ] Female [ ] Trust/Entity

________________________________________________________________________________
Primary Beneficiary's Name (First, Middle, Last or Name of Trust/Entity)

________________________________________________________________________________
Relationship to Owner

_______ _______ __________   ___________________________________________________
Date of Birth (mm dd yyyy)   Social Security/Tax Identification Number

BENEFICIARY #3: [ ] PRIMARY [ ] CONTINGENT

 _________% of proceeds [ ] Male [ ] Female [ ] Trust/Entity

________________________________________________________________________________
Primary Beneficiary's Name (First, Middle, Last or Name of Trust/Entity)

________________________________________________________________________________
Relationship to Owner

_______ _______ __________   ___________________________________________________
Date of Birth (mm dd yyyy)   Social Security/Tax Identification Number

BENEFICIARY #4: [ ] PRIMARY [ ] CONTINGENT

 _________% of proceeds [ ] Male [ ] Female [ ] Trust/Entity

________________________________________________________________________________
Primary Beneficiary's Name (First, Middle, Last or Name of Trust/Entity)

________________________________________________________________________________
Relationship to Owner

_______ _______ __________   ___________________________________________________
Date of Birth (mm dd yyyy)   Social Security/Tax Identification Number

6.   OPTIONAL DEATH BENEFITS

     (AVAILABLE AT THE TIME OF APPLICATION AND CANNOT BE CANCELLED ONCE ELECTED. AGE RESTRICTIONS MAY APPLY.)

     [ ] ANNUAL STEP-UP DEATH BENEFIT

7.   OPTIONAL WITHDRAWAL BENEFITS

     [NOT AVAILABLE WITH FULL ACCESS OPTION]

     (AVAILABLE AT THE TIME OF APPLICATION AND CANNOT BE CANCELLED ONCE ELECTED. AGE RESTRICTIONS MAY APPLY. INVESTMENT RESTRICTIONS APPLY. MAY NOT BE AVAILABLE IN ALL STATES. PLEASE SEE SECTION 9.)

     PLEASE CHOOSE ONLY ONE RIDER:

     INCOME PLUS FOR LIFE   PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UPS   PRINCIPAL PLUS FOR LIFE CLASSIC

     [ ] Single Life        [ ] Single Life                                          [ ] Single Life
     [ ] Joint Life

     If Joint Life version is elected, for Qualified Registrations the spouse must be the sole primary beneficiary designated in Section 5. For Non-Qualified Registrations the spouse must be either the co-owner designated in Section 3 or the sole primary beneficiary designated in
     Section 5.

8.   REMARKS

9.   INITIAL INVESTMENT ALLOCATIONS

     USE THIS SECTION ONLY IF YOU ELECT AN OPTIONAL WITHDRAWAL BENEFIT IN
     SECTION 7.

     MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LTD

______% LIFESTYLE GROWTH   ______% LIFESTYLE BALANCED   ______% LIFESTYLE MODERATE   ______% LIFESTYLE CONSERVATIVE
        80% Stocks                 60% Stocks                   40% Stocks                   20% Stocks
        20% Bonds                  40% Bonds                    60% Bonds                    80% Bonds

     VARIABLE PORTFOLIOS

 ______% AMERICAN FUNDS   ______% MFC GIM(1) FRANKLIN   ______% MFC GIM(1)
         AMERICAN ASSET           TEMPLETON FOUNDING            MONEY MARKET
         ALLOCATION               ALLOCATION

     DOLLAR COST AVERAGING FUNDS

______% 6 month DCA (Must also complete section 10)
______% 12 month DCA (Must also complete section 10)

100% TOTAL

     [THIS MODEL IS NOT AVAILABLE WITH FULL ACCESS OPTION]

OR

CHOOSE FREEDOM GLOBAL ASSET ALLOCATION

[ ] 100%
    25% Value & Restructuring
    25% American Growth
    10% International Opportunities
    10% International Value
    15% Strategic Bond
    15% Global Bond

* If any Optional Withdrawal Benefit rider is elected, (a) I understand that if I allocate in accordance with the Asset Allocation Model, now or in the future, my variable contract value must be rebalanced quarterly and (b) I hereby authorize the Company to automatically rebalance my variable contract value on a quarterly basis, on the last business day of the calendar quarter, whenever my contract value is invested in accordance with the Asset Allocation Model.

     IF YOU ELECT TO DOLLAR COST AVERAGE, COMPLETE SECTION 10. IF YOU DO NOT ELECT TO DOLLAR COST AVERAGE, SKIP TO SECTION 13.

(1)  MFC Global Investment Management (U.S.A.) Limited

10. OPTIONAL DOLLAR COST AVERAGING Complete this section if you wish to Dollar Cost Average. Dollar Cost Averaging is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more Variable portfolios. If no start date is indicated below, automatic transfers start 30 days after your contract's inception and continue until the Source fund is depleted. If the Transfer date is a weekend or holiday, the transfer will occur on the next business day. START
     DATE: ______ ______ ________
                (mm dd yyyy)

SOURCE FUND                                    DESTINATION FUND(S) AND % TO ALLOCATE (must equal 100%)

[ ] 6 month DCA Fund   [ ] 12 month DCA Fund   __________________________________ __________%
                                               Fund Name/Model
[ ] Money Market Fund  [ ] Other Source Fund   __________________________________ __________%
                                               Fund Name/Model
                           _________________   __________________________________ __________%
                                               Fund Name/Model
If Money Market or Other Source Fund           __________________________________ __________%
elected, indicate amount to be transferred     Fund Name/Model
each month
$____________________                          If you elected an Optional Withdrawal Benefit,
                                               Destination Funds must be from the investment
                                               options listed in Section 9.

11.  INITIAL INVESTMENT ALLOCATIONS

     USE THIS SECTION ONLY IF YOU DID NOT ELECT AN OPTIONAL WITHDRAWAL BENEFIT IN SECTION 7.

     MFC GLOBAL INVESTMENT
     MANAGEMENT (U.S.A.) LTD

 ________% Lifestyle Growth
 ________% Lifestyle Balanced
 ________% Lifestyle Moderate
 ________% Lifestyle Conservative

           VARIABLE PORTFOLIOS
 ________% Marsico International Opportunities
 ________% Templeton(R) International Value
 ________% American Funds American Growth
 ________% American Funds American Asset Allocation
 ________% MFC GIM(1) Franklin Templeton Founding Allocation
 ________% WAMCO Strategic Bond
 ________% PIMCO Global Bond
 ________% MFC GIM(1) Money Market
 ________% US Trust Value & Restructuring

           DOLLAR COST AVERAGING FUNDS
 ________% 6 month DCA (must also complete section 13)
 ________% 12 month DCA (must also complete section 13)

           FIXED ACCOUNTS
 ________% 1 Year Fixed not currently available

 ________% TOTAL

IF YOU ELECT TO DOLLAR COST AVERAGE, COMPLETE SECTION 13.
IF YOU DO NOT ELECT TO DOLLAR COST AVERAGE, SKIP TO SECTION 14.

(1)  MFC Global Investment Management (U.S.A.) Limited

12. OPTIONAL DOLLAR COST AVERAGING Complete this section if you wish to Dollar Cost Average. Dollar Cost Averaging is an optional program which involves the systematic transfer of specific dollar amounts each month from a Source Fund to one or more Variable portfolios. If no start date is indicated below, automatic transfers start 30 days after your contract's inception and continue until the Source fund is depleted. If the Transfer date is a weekend or holiday, the transfer will occur on the next business day. START
     DATE: ______ ______ ________
                (mm dd yyyy)

SOURCE FUND                                    DESTINATION FUND(S) AND % TO ALLOCATE (must equal 100%)

[ ] 6 month DCA Fund   [ ] 12 month DCA Fund   __________________________________ __________%
                                               Fund Name/Model
[ ] Money Market Fund  [ ] Other Source Fund   __________________________________ __________%
                                               Fund Name/Model
                           _________________   __________________________________ __________%
                                               Fund Name/Model
If Money Market or Other Source Fund           __________________________________ __________%
elected, indicate amount to be transferred     Fund Name/Model
each month
$____________________

13.  STATE DISCLOSURES

     FOR APPLICANTS IN ALL STATES EXCEPT AK, AZ, CO, DE, DC, FL, ID, IN, KY, ME, NE, NJ, NM, OH, OK, PA, TN, VA, WA: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

     FOR AK APPLICANTS: A person who knowingly and with intent to injure, defraud, or deceive an insurance company files a claim containing false, incomplete, or misleading information may be prosecuted under state law.

     FOR AZ APPLICANTS: On written request, the Company is required to provide you, within a reasonable time, factual information regarding the benefits and provisions of your annuity contract. If, for any reason you are not satisfied with your annuity contract, you may return it within ten days, OR WITHIN THIRTY DAYS IF YOU ARE SIXTY-FIVE YEARS OF AGE OR OLDER ON THE DATE OF THE APPLICATION FOR YOUR ANNUITY CONTRACT, after the contract is delivered and receive a refund of all monies paid. For your protection, state law required the following statements to appear on this form. Any person who knowingly presents a false of fraudulent claim for payment of a loss is subject to criminal and civil penalties.

     FOR CO APPLICANTS: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

     FOR DE, ID, IN, OK APPLICANTS: Any person who knowingly and with intent to injure, defraud, or deceive an insurance company files a statement of claim containing false, incomplete, or misleading information is guilty of a felony.

     FOR DC APPLICANTS: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

     FOR FL APPLICANTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD, OR DECEIVE AN INSURANCE COMPANY FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

     FOR KY, NE, PA APPLICANTS: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

     FOR ME, TN, VA, WA APPLICANTS: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

     FOR NJ APPLICANTS: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

     FOR NM APPLICANTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

     FOR OH RESIDENTS: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

     FOR OR RESIDENTS: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance may be guilty of a crime and may be subject to fines and confinement in prison.

     FOR CT & NJ RESIDENTS ONLY: All declarative portions of this application are to the best of my/our knowledge and belief.

14.  NOTICE: FOR CALIFORNIA OWNER(S)/ANNUITANT(S) 60 OR OLDER ONLY

     Under California law, there is a 30 Day Right to Review your contract. The amount that will be returned to you if you cancel your Contract during this 30 day period will depend on the election below which designates where your Payments will be allocated during the Right to Review period. Please check one of the following boxes. IF YOU DO NOT CHECK ONE OF THESE BOXES, WE WILL ALLOCATE YOUR PAYMENT TO THE MONEY MARKET PORTFOLIO.

     [ ] I/we wish to immediately invest in the variable Investment Options elected in either Section 9 or 11. If my/our Contract is cancelled within 30 days, the Contract Value will be returned to me/us.

     [ ] I/we authorize the company to allocate my payment to the Money Market portfolio for a period of 35 calendar days. On the 35th day (or next business day) transfer my Contract Value to the investment selection(s) elected in either Section 9 or 11. If I cancel my/our contract within 30 days, any Payments will be returned.

15.  ACKNOWLEDGMENTS/SIGNATURES

     STATEMENT OF APPLICANT: I/We agree that the Contract I/we have applied for shall not take effect until the later of: (1) the issuance of the Contract, or (2) receipt by the Company at its Annuity Service Office of the first payment required under the Contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded. The Contract I/we have applied for is suitable for my/our insurance investment objectives, financial situations, and needs.

     [ ] YES   [ ] NO    Does the annuitant or applicant(s) have any existing
                         annuity or insurance policies?

     [ ] YES   [ ] NO    Will the purchase of this annuity replace or change any
                         other insurance or annuity?

              IF YOU ANSWERED "YES" TO EITHER QUESTION, PLEASE COMPLETE BELOW AND ATTACH TRANSFER PAPERWORK AND ANY NECESSARY STATE REPLACEMENT
              FORMS:

_______________________________________________ [ ] Annuity   [ ] Life Insurance
Issuing Company                 Contract Number

_______________________________________________ [ ] Annuity   [ ] Life Insurance
Issuing Company                 Contract Number

I/WE UNDERSTAND THAT UNLESS I/WE ELECT OTHERWISE, THE MATURITY DATE WILL BE THE LATER OF THE FIRST OF THE MONTH FOLLOWING THE ANNUITANT'S 90TH BIRTHDAY, OR 10 YEARS FROM THE CONTRACT DATE (IRAS AND CERTAIN QUALIFIED RETIREMENT PLANS MAY REQUIRE DISTRIBUTIONS TO BEGIN BY AGE 701/2). ALTERNATE MATURITY
DATE_____________________________

I/WE ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS AND UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE VARIABLE INVESTMENT OPTIONS ARE VARIABLE AND ARE NOT GUARANTEED AS A TO FIXED DOLLAR AMOUNT.

I HAVE READ THE APPLICABLE FRAUD STATEMENT CONTAINED IN THE STATE DISCLOSURES SECTION.

I CERTIFY MY STATUS AS A CITIZEN OF THE UNITED STATES OF AMERICA OR A RESIDENT ALIEN OF THE UNITED STATES OF AMERICA.


X
----------------------------------   -----------------------   ----  ----  -----
Signature of Owner                   City, State               Date (mm dd yyyy)


X
----------------------------------
Signature of Co-Owner (if any)


X
----------------------------------   ------------------------
Signature of Annuitant               City, State


X
----------------------------------
Signature of Co-annuitant (if any)

16.  AGENT INFORMATION

     A.   AGENT CERTIFICATION

     [ ] YES   [ ] NO   Does the annuitant or applicant have existing individual
                        life insurance policies or annuity contracts?

     [ ] YES   [ ] NO   Will this contract replace or change any existing life
                        insurance or annuity in this or any other company?

     B. OPTION (If left blank, option will default to your firm's Selling Agreement)

     [ ] Option B   [ ] Option C

     C.   AGENT INFORMATION


X
----------------------------   -------------------------------   ---------------
Signature of Agent #1          Printed Name of Agent             Percentage %


----------------------------   ------------------------   ----------------------
State License I.D.             Broker/Dealer Rep Number   Social Security Number


--------------------------------------------------   ---------------------------
Broker/Dealer Firm                                   Agent's Telephone Number


X
----------------------------   -------------------------------   ---------------
Signature of Agent #2          Printed Name of Agent             Percentage %


----------------------------   ------------------------   ----------------------
State License I.D.             Broker/Dealer Rep Number   Social Security Number

--------------------------------------------------   ---------------------------
Broker Dealer Firm                                   Agent's Telephone Number

TELEPHONE/ELECTRONIC TRANSACTION AUTHORIZATION*                 ACCEPT   DECLINE
                                                                  [ ]      [ ]
AS THE OWNER, I WILL RECEIVE THIS PRIVILEGE AUTOMATICALLY. By
marking "Accept," I am also authorizing John Hancock to act
on telephone or electronic instructions from any other person who can furnish proper identification. John Hancock will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are
followed, John Hancock and its employees will be held
harmless for any claim, loss, liability, or expense.

TELEPHONE WITHDRAWAL AUTHORIZATION*                             ACCEPT   DECLINE
                                                                  [ ]      [ ]
I authorize the Company to act on withdrawal instructions          Owner MUST
given by telephone from myself or any person who can furnish       mark or the
proper identification.                                           default will be
                                                                    selected
If I elect this option, I understand that neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability, or expense in connection with a telephone withdrawal if the Company or such other person
acted on telephone withdrawal instructions in good faith in
reliance on this authorization.

AUTOMATIC REBALANCING*                                          ACCEPT   DECLINE
                                                                  [ ]      [ ]
If marked, the Contract Value, excluding amounts in the fixed      Owner MUST
account investment options, will be automatically rebalanced       mark or the
as indicated by variable Investment Allocations elected in       default will be
either Section 9 or 11 of the application, unless                   selected
subsequently changed. If the Asset Allocation Model,
Fundamental Holdings of America, is selected in Section 9,
Automatic Rebalancing should not be elected here. Initial
Payment must be allocated to at least 2 variable investment
options in order to participate in Automatic Rebalancing.

If a policyholder elects to participate in Automatic
Rebalancing, the total value of the variable portfolios must be included in the program. Therefore, fund exchanges and subsequent payments received and applied to portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing unless the subsequent payments are allocated to the fixed account investment options. Automatic Rebalancing is not available if you are participating in a Dollar Cost Averaging program from a Variable Portfolio.

Rebalancing will occur on the 25th of the month (or next business day); please indicate frequency. If no frequency is indicated, then Automatic Rebalancing will occur Quarterly:

[ ]  Quarterly   [ ] Semi-Annually (June & December)   [ ] Annually (December)

*    Unless subsequently changed in accordance with terms of Contract issued.